UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 13, 2021

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

001-37836

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39TH Floor

New York, NY 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
8.5% Senior Notes due 2023	INSW - PA	New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 13, 2021, International Seaways, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”) in connection with the previously announced Agreement and Plan of Merger entered into on March 30, 2021 (the “Merger Agreement”), by and among the Company, Diamond S Shipping Inc. (“Diamond S”) and Dispatch Transaction Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, at the closing of the Merger and subject to the terms and conditions thereof, Merger Sub will merge with and into Diamond S, resulting in Diamond S surviving the merger as a wholly owned subsidiary of the Company (the “Merger”).

The Company had 28,087,011 shares of its Common Stock outstanding and entitled to vote at the Special Meeting, of which 22,732,860 shares were represented at the meeting by holders present in person or by proxy, constituting 80.93% of the shares outstanding and entitled to vote. At the Special Meeting, stockholders voted on and adopted two proposals: (i) approving the issuance by the Company of Company common stock to Diamond S shareholders in connection with the Merger (the “INSW Share Issuance Proposal”) and (ii) approving the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the INSW Share Issuance Proposal (the “INSW Special Meeting Adjournment Proposal”).

The tabulation of the votes cast for each proposal was as follows (and there were no broker non-votes):

PROPOSAL	VOTES FOR	VoteD Against	ABSTENTIONS
Approval of the INSW Share Issuance Proposal	22,710,874	1,841	20,145
The INSW Special Meeting Adjournment Proposal	19,593,988	3,119,029	19,843

The INSW Share Issuance Proposal was therefore approved. The closing of the Merger remains subject to the satisfaction or waiver of other customary closing conditions. The Merger is expected to close on or about July 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: July 13, 2021	By:		/s/James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel